Exhibit 10.25

Project no. 832915/30000 TICK/SAI

Funding contract

agreed between

Österreichische Forschungsförderungsgesellschaft mbH (FFG)

as funding donor

and

ARSANIS Biosciences GmbH

HELMUT-QUALTINGER-GASSE 2 1030 VIENNA

Company register number FN 354305 m

as funding recipient.

1 Awarding of the funding

1.1	On the basis of the funding application “Development of human monoclonal antibody based product against severe hospital associated bacterial infections” submitted via eCall on 5/12/2011 and based on the professional decision of the advisory board during the session of 6/28/2011, a funding for the following project is awarded:

	Project number:	832915
	eCall number:	2447334
	Project name (subject of the agreement):
		Development of human monoclonal antibody based product against severe hospital associated bacterial infections
	Program:	Basic program

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Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

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2 Project duration

2.1	The overall project duration begins on 5/13/2011 and ends on 5/31/2015.

2.2	The funding of the entire project by the FFG is dependent on the results discernible in the submitted reports, the continued fulfillment of the evaluation and decision criteria, the budget available to the funding donor, as well as a renewed positive funding decision.

3 Funding period

3.1	The objective funding period of the project begins on 5/13/2011 as the acceptance deadline and ends on 5/31/2012.

4 Type and level of funding

4.1	The funding is provided in the following form for the funding period specified in section 3:

Funding form	Amount up to max.
FFG grant (HT BMWFJ)	EUR	661,500.00
FFG loan	EUR	529,000.00

Loan conditions

Interest rate	2.0% p.a. on current account basis

Repayment date:	on 6/30/2020

Repayment amount:	EUR 529,000.00

Interest and loan collection:	in direct debit

Interest stipulation:	half-yearly in retrospect or on loan maturity

4.2	The subsidized financing of the project amounts to 70.0% of the applicable and eligible project costs. The rest of the project cost funding is the responsibility of the funding recipient. Based on the planning data, the funding cash value amounts to EUR 765,607.00, that is 45.0% related to the eligible costs according to point 5.1.

4.3	The maximum funding cash value according to the applicable community guidelines for state R&D aid amounts to 45.0%.

4.4	The consequence of the shortfall of the eligible project costs is an aliquot reduction of the funding.

4.5	The eligible project costs according to section 5 as well the costs reported through interim and final settlements do not represent any cost acknowledgment before an assessment by the FFG. The final amount of the eligible total project costs as well as the funding are determined only after completion of the project during invoice verification.

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Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

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5 Eligible costs

5.1	The funding is subject to the following eligible project costs:

Personnel costs	EUR	1,000,000.00
R&D infrastructure use	EUR	57,000.00
General and material costs	EUR	547,300.00
Third-party services	EUR	39,000.00
Travel expenses	EUR	20,000.00
Patent costs	EUR	38,000.00

Total eligible costs	EUR	1,701,300.00

5.2	Eligible costs are all those costs and expenses attributable to the project that result directly, actually and additionally from the usual operating costs for the duration of the funded research activity. Additional supplementary provisions to the eligible costs can arise from FFG guidelines and from the “guidelines for handling project costs in funding applications”.

5.3	Substantial changes to the cost structure require the prior written approval of the FFG.

5.4	The sales tax levied on the costs of the service is not eligible. In so far as this sales tax demonstrably and finally is to be borne by the funding recipient and consequently no pre-tax deduction is applicable for him/her, it is taken into account as an eligible cost component. The—in whatever way—recoverable sales tax is not eligible, if the funding recipient does not get it back. If the tax office regards a grant not as a taxable service of the funding recipient to the funding donor according to BGBI no. 663 of the 1994 sales tax, but as contractual remuneration and sales tax is thus payable to the tax office by the funding recipient, the contractual remuneration is to be regarded as gross remuneration. An additional separate sales tax settlement is—for whatever legal reason—excluded.

5.5	If the amortization period of an item (section 285 ABGB), which is purchased to carry out the project, exceeds the funding period, the depreciation costs are eligible in the manner specified according to the FFG basis programs guidelines and in the “guidelines for handling the project costs in funding requests and reports”.

5.6	The funding means of the funding donor must not be used for the creation of reserves and provisions according to BGBI no. 400 of the 1988 income tax law. The funding means must be used only for the services and objectives set out in the funding request.

5.7	Recognized eligible costs are those which have arisen after receipt of the funding request.

5.8	The costs incurred by the funding recipient or his/her partners from preparation of the contract, or any transfer charges, must be borne by these parties and do not constitute eligible costs.

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Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

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5.9	The funding donor reserves the right to defer, reduce or suspend payment of funding, if and as long as circumstances are such that the orderly execution of the sponsored project appears not to be guaranteed (e.g. the cost justification is not provided as planned).

6 Project-specific conditions and requirements

6.1	Project-specific special conditions and requirements

1.	Before payment of the 1st installment, a cooperation agreement signed by the company and regulating cooperation and particularly the exploitation rights to development must be signed.

2.	Before payment of the 1st installment, a mutually signed cooperation contract with the company Arsanis Inc must be signed that regulates cooperation and particularly the exploitation rights to development. The economic exploitation of the project results must occur predominantly in Austria. It must also be ensured that all patent rights relevant for the project are to be made available to Arsanis Biosciences GmbH according to FFG guidelines.

3.	Before payment of the 2nd installment, installment, Adimab LLC must provide evidence of the preparation of at least two monoclonal antibodies against E. coli and S. aureus.

4.	Before payment of the 2nd installment, installment, evidence of the establishment of in vitro models for testing monoclonal antibodies must be provided.

5.	The personnel and travel costs have generally been reduced.

6.	The costs for the Strategic Board must be settled as overheads via the personnel costs overhead rate.

7 Payment of the funding

7.1	Payment of the 1st installment in the amount of 50% of the promised funding means follows after completion of the funding contract and fulfillment of the conditions and requirements agreed in Article 6.

Payment of the second installment in the amount of 30% follows after approval of an interim report and an interim settlement, where 50% of the approved total costs must be shown, as well as after fulfillment of the conditions and requirements agreed in Article 6.

Payment of the final installment in the amount of 20% of total guaranteed funding means follows after fulfillment of the conditions and requirements (final settlement, final reports, etc.) and after inspection and approval of the usage certificate (relief) by the FFG.

7.2	The transfer is made to the following account of the funding recipient

Account owner:        ARSANIS Biosciences GmbH

Bank name:

IBAN:

BIC/SWIFT:

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Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

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8 Reporting obligations

8.1	The funding recipient must report the implementation of the funded project by submitting technical reports (interim and final reports) and settlements to the FFG according to point 3 of the General Funding Conditions. Reporting and accounting must take place via eCall (https://ecall.ffg.at). Use of the forms defined in eCall is mandatory. Further documents must be made available to the FFG on request.

9 Contract changes

9.1	Changes to the current contract can be only made in written form. This applies also to a departure from this provision.

9.2	If necessary, subsequent changes to the agreed conditions and requirements can be made under special circumstances by mutual agreement in the form of written additional agreements, after reconsideration by the advisory board.

10 Liability

10.1	The funding recipient must be liable without limit to the FFG for adherence to all contractual conditions. The funding recipient is also liable for the behavior of third parties for whom he/she is responsible (e.g. owners, corporate bodies, etc.). The funding recipient indemnifies and holds the FFG harmless against the claims of third parties.

11 Severability clause

11.1	If a provision of this funding contract proves ineffective, the effectiveness of the remaining provisions of the funding contract are not affected. The contracting parties undertake to replace an ineffective provision by a provision that comes closest to the purpose of the contract.

12 Applicable law

12.1	This contract and all its annexes are subject to Austrian law excluding the reference provisions of the Austrian IPRG [International Private Law Act].

13 Jurisdiction

13.1	The competent court in Vienna has jurisdiction in all litigation arising from the granting of funds. The FFG also retains the right to sue the funding recipient in his/her general jurisdiction.

14 Contract components

14.1	The following documents are the integral elements of the funding contract:

•	the funding request (“Development of human monoclonal antibody based product against severe hospital associated bacterial infections”) in the version of 5/12/2011, submitted via eCall

•	General funding conditions for funding contracts in the current version (1/26/2009)

•	FFG basis program guidelines in the current version (2/3/2011)

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Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

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•	Guidelines for handling of project costs in funding requests and reports for projects with funding contracts according to FTE and FFG guidelines, version 1.2

14.2	The following are regarded as the legal basis of this funding contract:

•	Österreichische Forschungsförderungsgesellschaft mbH establishment act (research funding, structure reform act) in the currently applicable version

•	the guidelines for the Österreichische Forschungsförderungsgesellschaft mbH for the funding of research, technology, development and innovation (FFG guidelines GZ: BMVIT-609.986/0005- 111/12/2008 and BMWA-98.310/0032-C1/10/2008)

The funding recipient confirms his/her awareness of all contract components and accepts them without reservation.

It is hereby noted that the objective funding offer must be deemed as revoked, if the funding recipient does not return it signed to the FFG within 3 months.

For the funding donor:

Österreichische Forschungsförderungsgesellschaft mbH (FFG)

[seal:]

Austrian Research Promotion Agency mbH (FFG)

Vienna, 7/1/2011

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber Managing Director	Dr. Klaus Pseiner Managing Director

Funding recipient

Vienna                    , on September 20, 2011

/s/ Dr. Eszter Nagy

(Add company signature, name and position in block letters, company stamp)

DR. ESZTER NAGY,

Managing Director

ARSANIS

Biosciences GmbH

MarxBox

Helmut-Qualtinger-Gasse 2

1030 Vienna

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Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

Page 7	Project no. 832915/30000 TICK/SAI

Attachments:

Guidelines for the Österreichische Forschungsförderungsgesellschaft mbH for funding of research, technology, development and innovation (FFG guidelines) on link http://www.ffg.at/content/foerderrichtlinien Allgemeine Förderungsbedingungen für Förderungsverträge in der geltenden Fassung (1/26/2009)

FFG basis program guidelines in the current version (2/3/2011)

Guidelines for handling of project costs in funding requests and reports for projects with funding contracts according to FTE and FFG guidelines, version 1.2

Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

ARSANIS Biosciences GmbH Attention Dr. Eszter Nagy Helmut-Qualtinger-Gasse 2 1030 Vienna

Account statement of 12/31/2011

Project 832915

Development of human monoclonal antibody based product against severe hospital associated bacterial infections

Account no.:	18329150
Financial year:	2011
Redemption amount (EUR):	515,357.00
Redemption date:	6/30/2020
Interest rate:	2.00%

Balance on 12/31/2010 (EUR)		0.00

Document date	Posting text	Transaction amount (EUR)

10.13.2011	832915 DA rate BP basis	-264.500,00

12.01.2011	832915 ZNS [interest] 2.0% on 12/31/2011	-1.165,00

12.28.2011	832915 ZNS [interest] 2.0% on 12/31/2011	1.165,00

	Total debits (EUR)	265,665.00

	Total credits (EUR)	165,665.00

	Balance on 12/31/2011 (EUR)	-264,500.00

Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43(0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

ARSANIS Biosciences GmbH Attention Dr. Eszter Nagy Helmut-Qualtinger-Gasse 2 1030 Vienna

Account statement on 12/31/2012

Project 832915

Development of human monoclonal antibody based product against severe hospital associated bacterial infections

Account no.:	18329150
Financial year:	2012
Redemption amount (EUR):	515,357.00
Redemption date:	6/30/2020
Interest rate:	2.00%

Balance on 12/31/2011 (EUR)		-264,500.00

Document date	Posting text	Transaction amount (EUR)

02.09.2012	832915 DA rate 2 BP basis	-158.700,00

06.01.2012	832915 ZNS [interest] 2.0% on 6/30/2012	-3.930,00

07.02.2012	832915 ZNS [interest] 2.0% on 6/30/2012	3.930,00

08.23.2012	832915 DA rate 3	-92.157,00

12.03.2012	832915 ZNS [interest] 2.0% on 12/31/2012	-4.996,00

12.27.2012	832915 ZNS [interest] 2.0% on 12/31/2012	4.996,00

	Total debits (EUR)	259,783.00
	Total credits (EUR)	8,926.00

	Balance on 12/31/2012 (EUR)	-515,357.00

Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43 (0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

ARSANIS Biosciences GmbH Attention Dr. Eszter Nagy Helmut-Qualtinger-Gasse 2 1030 Vienna

Account statement on 12/31/2013

Project 832915

Development of human monoclonal antibody based product against severe hospital associated bacterial infections

Account no.:	18329150
Financial year:	2013
Redemption amount (EUR):	515,357.00
Repayment date:	6/30/2020
Interest rate:	2.00%

Balance on 12/31/2012 (EUR)		•515,357.00

Document date	Posting text	Transaction amount (EUR)

06.03.2013	832915 ZNS [interest] 2.0% on 6/30/2013	-5.186,00

07.01.2013	832915 ZNS [interest] 2.0% on 6/30/2013	5.186.0

12.02.2013	832915 ZNS [interest] 2.0% on 12/31/2013	-5.272,00

12.30.2013	832915 ZNS [interest] 2.0% on 12/31/2013	5.272,00

	Total debits (EUR)	10,458.00

	Total credits (EUR)	10,458.00

	Balance on 12/31/2012 (EUR)	-515,357.00

Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43 (0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

ARSANIS Biosciences GmbH Attention Dr. Eszter Nagy Helmut-Qualtinger-Gasse 2 1030 Vienna

Account statement on 12/31/2014

Project 832915

Development of human monoclonal antibody based product against severe hospital associated bacterial infections

Account no.:	18329150
Financial year:	2014
Redemption amount (EUR):	515,357.00
Redemption date:	6/30/2020
Interest rate:	2.00%

Balance on 12/31/2013 (EUR)		-515,357.00

Document date	Posting text	Transaction amount (EUR)

06.02.2014	832915 ZNS [interest] 2.0% on 6/30/2014	-5.186,00

06.30.2014	832915 ZNS [interest] 2.0% on 6/30/2014	5.186,00

12.01.2014	832915 ZNS [interest] 2.0% on 12/31/2014	-5.272,00

12.31.2014	832915 ZNS [interest] 2.0% on 12/31/2014	5.272,00

	Total debits (EUR)	10,458.00

	Total credits (EUR)	10,458.00

	Balance on 12/31/2014 (EUR)	-515,357.00

Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43 (0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna

ARSANIS Biosciences GmbH Attention Dr. Eszter Nagy Helmut-Qualtinger-Gasse 2 1030 Vienna

Account statement on 12/31/2014

Project 832915

Development of human monoclonal antibody based product against severe hospital associated bacterial infections

Account no.:	18329150
Financial year:	2015
Redemption amount (EUR):	515,357.00
Redemption date:	6/30/2020
Interest rate:	2.00%

Balance on 12/31/2014 (EUR)		-515,357.00

Document date	Posting text	Transaction amount (EUR)

06.01.2015	832915 ZNS [interest] 2.0% on 6/30/2015	-5.186,00

06.30.2015	832915 ZNS [interest] 2.0% on 6/30/2015	5.186,00

	Total debits (EUR)	5,186.00

	Total credits (EUR)	5,186.00

	Balance on 10/31/2015 (EUR)	-515,357.00

Österreichische Forschungsförderungsgesellschaft mbH Sensengasse 1 1090 Vienna	Tel +43 (0)5 7755-0 Fax+43 (0)5 7755-97900 www.ffg.at, office@ffg.at FN 252263a HG Vienna